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                                   EXHIBIT 24



                               POWER OF ATTORNEY
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                               POWER OF ATTORNEY



                   KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert E. Lowder, Young J. Boozer, III, and W. Flake Oakley, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, to sign any reports or other filings which may be required to be filed with the Securities and Exchange Commission on behalf of The Colonial BancGroup, Inc. (the "Registrant"), during the year ending December 31, 1996; to sign any registration statement and any amendments thereto of the Registrant for the purpose of registering under the Securities Act of 1933, as amended, shares to be offered and sold by the Registrant; to file such other reports or other filings, such registration statements and amendments thereto, with all exhibits thereto, and any documents in connection therewith with the Securities and Exchange Commission; and to file such notices, reports or registration statements (and amendments thereto) with any such securities authority of any state which may be necessary to register or qualify for an exemption from registration any securities offered or sold by BancGroup in such states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                   This Power of Attorney supersedes and revokes any previous power of attorney of the Registrant relating to the foregoing matters and shall terminate at the conclusion of the regular board meeting of the Registrant in January 1997.

                   Done this 17th day of January, 1996, in the City of Montgomery, Alabama.


/s/ Robert E. Lowder                                        Chairman of the Board,
--------------------------------                            President and Chief
Robert E. Lowder                                            Executive Officer

/s/ Young J. Boozer                                         Director
--------------------------------
Young J. Boozer

/s/ William Britton                                         Director
--------------------------------
William Britton

/s/ Jerry J. Chesser                                        Director
--------------------------------
Jerry J. Chesser

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
/s/ Augustus K. Clements, III                               Director
------------------------------------
Augustus K. Clements, III

/s/ Robert Craft                                            Director
------------------------------------
Robert Craft

------------------------------------                        Director
Patrick F. Dye

/s/ Clinton Holdbrooks                                      Director
------------------------------------
Clinton Holdbrooks

/s/ D. B. Jones                                             Director
------------------------------------
D. B. Jones

/s/ Harold D. King                                          Director
------------------------------------
Harold D. King

/s/ John Ed Mathison                                        Director
------------------------------------
John Ed Mathison

/s/ Milton McGregor                                         Director
------------------------------------
Milton McGregor

/s/ John C. H. Miller, Jr.                                  Director
------------------------------------
John C. H. Miller, Jr.

/s/ Joe D. Mussafer                                         Director
------------------------------------
Joe D. Mussafer

/s/ William E. Powell, III                                  Director
------------------------------------
William E. Powell, III

/s/ Jack H. Rainer                                          Director
------------------------------------
Jack H. Rainer

/s/ Frances E. Roper                                        Director
------------------------------------
Frances E. Roper

/s/ Ed V. Welch                                             Director
------------------------------------
Ed V. Welch